EXHIBIT 99.1

Southwest Bancorporation of Texas, Inc. Third Quarter 2004

Suburban <$50 million to $1 billion 29% market share 5 Regional Independents $1 billion to $10 billion 15% of market share Out-of-State Regional/Global >$10 billion 56% market share High touch Consumer Small business Convenient Local boards High touch Consumer Small business - strong focus Middle market - primary focus Some corporate Private banking . . . high touch Accessible (physically/ electronically) More flexible technology Competitive/sophisticated products Service-important Local boards and leadership Consumer Small business - convenience Middle market - high end Corporate - strong basis Private banking . . . broad products Accessible - many branches Less flexible technology Broad product array Result? . . . Source: Market share - FDIC; SAMCO Today . . . a three-tier banking system in Texas . . .

Largest independent bank in Houston . . . 3rd largest in Texas 77 branches & more than 2,000 employees $90 million legal lending limit $550 million total shareholders' equity $6.6 billion in assets Market cap approximately $1.4 billion More than 200 calling officers A strong independent Texas bank . . . 7 Houston Dallas Ellington Field Hobby IAH

.. . . that has a great story like this A growth story - from 1 branch, 20 people and $50 million in assets to 77 branches, over 2,000 people and assets of $6.6 billion in 14 years More than 75% internally generated growth Revenue-driven EPS growth Strong sales culture and innovative products Fee income products drive market share gains Conservative credit culture Transparent financial statements Strategic mergers - strong track record of growth post merger Enviable economic and market environments Talent to grow the business Employee shareholders 9

Third largest independent bank in Texas - the largest in Houston Among the top 100 U.S. banks based on deposits and assets One of the fastest growing banks in Texas Top 10% of all Texas-based banks in loan, deposit and asset growth Providing a healthy return to shareholders 26.0% compounded annual rate of return during 14-year history A customer service leader 96% of retail customers would recommend SWBT The technology innovator 8 out of 10 customers rated Treasury Management's product capabilities as excellent or above average .. . . and performs like this 11

1998 1999 2000 2001 2002 1Q 03 2003 3Q04 LOANS 1.63 2.04 2.51 2.76 3.22 3.27 3.59 4.23 DEPOSITS 2.37 2.53 3.09 3.43 3.91 4.01 4.4 4.8 ASSETS 2.94 3.27 3.94 4.4 5.17 5.11 5.95 6.63 Balanced growth Balance Sheet Summary ($ in billions) As of September 30, 2004: Loans Total $4.23 billion, highest in Bank's history Increased $801 million, or 23%, from 9/30/03 5-year compounded annual growth rate of 17% Deposits Increased $495 million, or 11%, from 9/30/03 5-year compounded annual growth rate of 13% Assets Increased $970 million, or 17%, from 9/30/03 5-year compounded annual growth rate of 15% Assets Loans Deposits 13 6.63

5 years of strong growth 2002 ($ in thousands, except EPS) Total Assets Total Loans Total Deposits Total Equity Net Income Diluted EPS EPS y/y % growth ROA ROE 2003 $5,945,736 $3,588,572 $4,403,239 $499,321 $63,020* $0.90* 3%* 1.18%* 13.35%* $3,271,188 $2,035,342 $2,531,633 $233,076 $31,963 $0.49 11% 1.06% 14.70% $3,940,342 $2,511,437 $3,093,870 $298,125 $43,461 $0.65 33% 1.23% 17.00% $4,401,156 $2,759,482 $3,428,633 $361,734 $52,717 $0.77 18% 1.32% 15.82% $5,171,957 $3,219,340 $3,912,049 $445,523 $59,206 $0.86 12% 1.30% 14.55% 1999 2000 2001 15.1% 17.1% 13.2% 18.2% 16.8% 15.4% 5 Year CAGR * Adjusted for the impact of merger-related expenses; as reported, net income - $60,729, diluted EPS - $0.87, ROA - 1.14%, ROE - 12.86% 15

3rd Quarter in review Total Assets Total Loans Total Deposits Total Equity Net Income Diluted EPS ROA ROE Qtr. Ended 9/30/03 $5,663,510 $3,429,193 $4,309,253 $480,904 $13,380 $0.19 0.95% 11.14% Qtr. Ended 9/30/04 $6,633,370 $4,230,147 $4,804,462 $549,785 $19,666 $0.28 1.21% 14.79% $ Growth $969,860 $800,954 $495,209 $68,881 $6,286 % Growth 17.1% 23.4% 11.5% 14.3% 47.0% ($ in thousands, except EPS) 17

Revenue growth 19 1997 1998 1999 2000 2001 2002 2003 1.79 2.1 2.44 2.88 3.2 3.62 4.02 Revenue per common share* * On a fully diluted basis Note: IPO January 1997 Total revenue ($ in millions) 1997 1998 1999 2000 2001 2002 2003 112 137 160 193 218 249 280 Note: Net interest income plus noninterest income 16% CAGR 16% CAGR *Adjusted for stock split

Customer focused and technology driven Diversify income stream Regional growth through strategic mergers Protect asset quality Results for shareholders

Great customers 23

Healthcare 25 Developed specific product, IDEAL, enabling healthcare providers to manage receivables and cash flow In the past two years, SWBT has become the market share leader for remittance banking in the Texas Medical Center The IDEAL product is easily transportable to the large Metroplex healthcare community Other products used by healthcare customers include Wholesale Lockbox, Retail Lockbox, NetST@R, Collections, Controlled Disbursement, and Imaging Services Customer since 1Q 2003 Customer since 2Q 2003 Customer since 2Q 2003 Customer since 3Q 1999 Customer since 2Q 2003 Customer since 3Q 2003

Energy 27 Energy Group formed in 1997 - now more than $1 billion in commitments 8 relationship managers with an average of 11 years of Energy banking experience Most relationships represent attractive ancillary business opportunities, not solely credit Marathon and BJ Services - substantial lockbox Anadarko - beta testing a new revolutionary product to track lease activity Newfield, Houston Exploration and Spinnaker - all treasury management services Noble Corporation - treasury management, foreign exchange, investments Apache - significant foreign exchange

Correspondent Banking 29 YTD 2004, new relationships grew by nearly 14% adding 11 new correspondents Five year compounded growth rate (CAGR): New relationships + 57% Fundings + 99% Dallas/Regional correspondents now total 20 - five added YTD; three banks currently purchase services from the downtown Dallas operations center and the pipeline continues to grow Fundings are illustrated in quarterly averages and account relationships are period-end data Correspondent Banking Fundings and New Account Relationships ($ in millions) 7 17 36 55 92 81 62 Total Fundings (DDA, CDs & Federal Funds Purchased) Account Relationships

Diversify income stream Consistent noninterest income growth ($ in thousands) 33 1997 1998 1999 2000 2001 2002 2003 YTD 2004 3048 4173 4868 6017 7244 9302 9712 9019 Capital Markets and Investments 5-year compound growth rate of 18% Up 4%, or $410,000, in 2003 1997 1998 1999 2000 2001 2002 2003 YTD 2004 4354 5369 7070 9126 11718 16304 18429 15157 Treasury Management 5-year compound growth of 28% Up 13%, or $2.1 million, in 2003 Retail 4-year compound growth rate of 46% Up 23%, or $4.8 million, in 2003 1997 1998 1999 2000 2001 2002 2003 YTD 2004 0 0 5500 7331 14011 20360 25124 21789 1998 1999 2000 2001 2002 2003 YTD 2004 Noninterest 31537 37464 42893 58158 70391 86668 71669 net interest 105583 123013 150504 159989 178636 193378 166363 23% 22% 27% 28% 31% 30% Noninterest income as a percent of total income Noninterest income Net interest income

Enviable business markets Texas Economy $297 billion in deposits Gross State Product forecasted to reach $925 billion in 2005 8th largest economy in the world 2/3 of all economic activity occurs in Houston and Dallas Leads all states in net job creation since 1990 - accounts for approximately 7 % of total U.S. employment September 2004 employment gains totaled 6,500 jobs; 123,700 jobs added since September 2003 Top U.S. exporter: more than 13% of total U.S. exports, surpassing New York and California Recently passed the most sweeping judicial reform bills in America Houston Economy $84 billion in banking deposits 2003 Gross Area Product $245 billion Diverse economy includes healthcare, energy, transportation and aeronautics Dallas/FW Metroplex Economy $83 billion in banking deposits 2003 Gross Area Product $267 billion Diverse economy includes telecommunications, distribution and transportation 37

Total outstanding loans including mergers ($ in millions) Strategic mergers 39 1997 1998 1999 2000 2001 2002 2003 3Q04 SWBT 1114 1633 2035 2511 2759 3219 3494 4230 Pinemont 137 FT Bend 167 Citizens 131 MaximBank 95 Lone Star 157 Pinemont Bank - August 1997 Total assets - $235 million Market presence - 37 years 9 branches in northwest Houston Fort Bend Federal Savings & Loan - April 1999 Total assets - $316 million Market presence - 66 years 7 branches southwest of Houston Citizens Bankers, Inc. - December 2000 Total assets - $436 million Market presence - 80 years 7 branches in east Harris County MaximBank - July 2003 Total assets - $312 million Market presence - 97 years 8 branches in Galveston County Lone Star Bank - January 31, 2004 Total assets - $226 million Market presence - 27 years 5 branches in Dallas market

41 5 branches in prime Dallas locations Lone Star's core businesses: middle market lending and private banking Attractive platform from which to launch SWBT's middle market, corporate, and private banking initiatives Addition of Terry Kelley, veteran Dallas banker, as Chairman of the Dallas/Fort Worth region Opportunity to introduce SWBT retail banking and expand footprint over time Dallas - a new growth market

43 Creating a dominant Houston banking franchise. . . Pro forma for Klein, SWBT has the fourth largest deposit franchise in Greater Houston and Galveston and will remain the largest independent bank based in Houston.

.. . . while focusing on shareholder returns 45 On an earnings basis, transaction multiples are in line with current Texas trading comparables and lower than SWBT's current multiples We expect the transaction to be earnings accretive for SWBT based on our current financing scenarios

Overview of Klein 47 A large branch network, great employees, low cost of funds, low-risk earning assets... Strategic Value Adds 27 branches to address a major gap in the Houston branch franchise Adds $540 million in low-cost, primarily core retail deposits to fund future growth Total cost of funds was 55 basis points in 2Q04 Loan/Deposit ratio of 31% Low-risk merger Securities portfolio comprises 66% of total assets 99% of securities portfolio is government- guaranteed debt Loan portfolio of about $170 million and well secured Strong asset quality* NPAs/Loans & OREO: 0.26% ALLR/NPAs: 3.67x .... and a booming market Market Demographics Annual population and household growth in the Klein market** from 2000-2003 has exceeded that of Greater Houston by 33% and 47% respectively Median household income in the Klein market** is $66,680 34%, 49% and 42% higher than the comparable figures for the Houston MSA, Texas and the U.S. respectively Numerous corporations maintain large corporate campuses in Klein's market including Hewlett-Packard, Anadarko Petroleum, Chevron Phillips Chemical and Lexicon Genetics The Woodlands has been the best-selling master-planned community in new home sales in Texas since 1990 and currently ranks fifth in the nation * Data as of 3/31/04 per call reports ** Klein market defined as all zip codes in which Klein has a branch presence Source: Claritas

Next steps 49 SWBT issued $35 million in Tier 1-eligible securities and $75 million in Tier 2 - eligible debentures prior to Closing in order to maintain "well capitalized" levels Klein shareholders have agreed to take at least $15 million in SWBT common stock as part of their total purchase consideration Remaining portion of financing mix will come from proceeds from the sale of Klein's securities portfolio Due to long duration of Klein's securities portfolio, SWBT plans to sell a portion of the portfolio to help fund the transaction Legal closing was October 1, 2004 Operational conversion planned for 1Q 2005 Klein uses same core processing system as SWBT SWBT will implement plan to support a successful integration while maximizing cost savings and revenue opportunities Four members of Klein's senior management team have signed employment and non- compete agreements with SWBT and will be available to aid in the transition Members include Chairman, CEO/President and two Executive Vice Presidents Between now and closing, SWBT will begin employee rotations and orientations to ensure a smooth transition As with previous M&A, SWBT will pursue revenue opportunities immediately

Securities and Cash Miscellaneous Commercial Residential Mortgage Vehicles Unsecured Real estate term & other Real estate construction 226.1 198.9 663.1 502.6 28.3 255.4 635 759 Diversified loan portfolio Total Loans at 9/30/04 ^ $4.2 billion Loans by Industry Type Loans by Collateral Type 53 Retail Trade Const. Manufact'g Wholesale Trade R/E Invest & Development Service Other Finance Transport Energy Retail Trade 205 360 230 210 881 622 208 168 103 382 Other 9% Residential 4% Retail 6% Multi-family 3% Owner occupied 7% Retail 3% Other 4% Office & Ind. 4%

Protect asset quality Net charge-offs/average loans Nonperforming assets/loans + OREO 55 All FDIC Insured Commercial Banks SWBT 1999 2000 2001 2002 2003 YTD 2004 SWBT 0.09 0.06 0.17 0.22 0.22 0.14 Peer median 0.61 0.64 0.94 1.11 0.89 0.67 1999 2000 2001 2002 2003 3Q04 SWBT 0.0031 0.0041 0.0053 0.005 0.0049 0.0049 Peer median 0.0106 0.0123 0.0154 0.0159 0.0132 0.0106 * First 6 months of 2004 *

Earning assets yield comparison Floating Fixed 66 34 Loan portfolio - variable vs. fixed rate 33% Fixed 46% Floating 21% At floor Variable Fixed 57

Enterprise Risk Management at SWBT 59 Value creates shareholder wealth Risk creates opportunity Opportunity creates value Board Level Committee Management/Risk Committee Management accountability through Process Risk Owners Administrative leadership through Risk Management Unit ERM structure

Results for shareholders 38% 0% 63% 31% 22% 22% 17% 11% 33% 18% 12% 1% '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 YEAR-TO-YEAR % CHANGE IN EARNINGS PER SHARE* 14-year total return * EPS as reported; pooling of interests accounting used for 1997 to 2002 SWBT S&P 63 $100,000 invested in SWBT in 1990 would have grown to $3,033,547 as of 9/30/04; CAGR of 26.0%

Third year named to KBW Honor Roll 65 10-Year Median EPS Growth 2003 YE Price/Book 2003 YE Price/Consensus 2004 EPS % Change in Stock Price YE 1997 - YE 2003 W Holding Company, Inc. MBNA Corporation Southwest Bancorp. of Texas Cathay Bancorp, Inc. SY Bancorp Bank of Marin Prosperity Bancshares, Inc. Sterling Bancorp CVB Financial Corp. M&T Bank Corporation First National Lincoln Corporation Synovus Financial Corp. BOK Financial Corporation Popular, Inc. First Mutual Bancshares, Inc. SouthTrust Corporation Ohio Valley Banc Corp. Park National Corporation Lakeland Financial Corporation Central Coast Bancorp Interchange Financial Svc Corp. Compass Bancshares, Inc. Commerce Bancshares Inc. First Busey Corporation Trustmark Corporation Harleysville National Corporation TrustCo Bank Corp NY First Financial Bankshares, Inc. Logansport Financial Corp. Fulton Financial Corporation State Bancorp, Inc. HONOR ROLL MEDIAN* S&P 500 28.4% 26.7% 22.4% 20.4% 19.9% 17.5% 16.9% 16.6% 15.7% 15.9% 15.7% 14.8% 13.5% 13.0% 12.3% 12.0% 11.8% 11.6% 11.5% 11.4% 11.3% 11.1% 11.0% 10.9% 10.6% 10.5% 8.9% 8.6% 7.9% 6.4% 6.1% 12.0% 208% 299% 285% 256% 278% 259% 228% 287% 352% 189% 297% 334% 185% 220% 246% 252% 212% 319% 214% 207% 187% 266% 211% 298% 236% 261% 408% 237% 103% 238% 214% 246% 12.3x 12.5x 20.5x 18.8x 14.8x 19.1x 15.4x 15.9x 17.4x 15.3x 19.1x* 17.7x 14.4x 12.1x 13.9x 14.7x 17.7x* 17.6x 13.7x 15.3x 16.8x* 14.3x 14.4x 17.0x 13.5x 16.8x* 16.7x 16.0x 11.2x* 15.1x 16.7x* 15.4x 18.3x 169% 50% 117% 173% 73% 121% 266% 138% 103% 89% NA 21% 85% 32% 146% 77% -21% 15% 91% 86% 134% 55% 47% 48% 29% 123% 16% 84% 55% 55% 92% 84% -10% * P/E based upon 2003 year-end estimate 2004

Keefe, Bruyette & Woods Legg Mason Results for shareholders 67 2004 January 1997 Advest, Inc. FIG Partners FTN Financial Hibernia Southcoast Capital Lehman Brothers Morgan Keegan Piper Jaffray RBC Capital Markets Sanders Morris Harris Smith Barney Citigroup Stephens Inc. Stifel Nicolaus SunTrust Robinson-Humphrey Keefe, Bruyette & Woods Legg Mason Market Cap at IPO: $160 million Market Cap approximately $1.4 billion

Consistent progress Solid leadership Good markets Focused on the future What you see is who we are So, why SWBT? 69 It's a compelling story because . . . We Make Everything Count

Certain of the matters discussed in this press release may constitute forward-looking statements for the purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Southwest Bancorporation of Texas, Inc. (the "Company") to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. The words "expect," "anticipated," "intend," "plan," "believe," "seek," "estimate," and similar expressions are intended to identify such forward-looking statements. The Company's actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including, without limitation (a) the effects of future economic conditions on the Company and its customers; (b) the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; (c) governmental monetary and fiscal policies, as well as legislative and regulatory changes; (d) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters; (e) the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements, as well as interest rate risks; (f) the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in the Company's market area and elsewhere, including institutions operating locally, regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the internet; (g) technological changes; (h) acquisition and integration of acquired businesses; (i) the failure of assumptions underlying the establishment of reserves for loan loses and estimations of values of collateral in various financial assets and liabilities; (j) acts of war or terrorism. All written or oral forward-looking statements attributable to the Company are expressly qualified in their entirety by these cautionary statements. Legal disclaimer 71

Houston's economic overview Home of state's major deepwater port World's sixth largest First in U.S. in foreign tonnage; second in total tonnage Home of the world's largest health care complex Creates 140,000 jobs in region 22 million square feet; larger than the CBD in Cleveland Energy capital of the world Accounts for 8% of Houston employment Represents 32% of economic base 20 Fortune 500 companies 75

Houston's economic outlook Lowest cost of living among all major metropolitan areas Population has increased by more than 270,000 persons to approximately 5 million In 2004, energy spending projected to increase by 4-6% worldwide Back-to-back years of record housing starts. Total sales for September reached 5,896 - the highest number of sales ever recorded in the month of September. YTD closings number 48,684 - 13% ahead of last year Houston Purchasing Managers Index increased for 21st consecutive month as of September 2004 Economy driven by 3 sectors - national, international and energy 77

1987 1989 1991 1993 1995 1997 1999 2001 2002 2003 2004 1.4 1.5 1.55 1.6 1.78 1.8 2 2.1 2.1 2.1 Houston - long-term job growth 79 Houston job facts Since the bottom of the recession in January 1987, the Houston PMSA has gained nearly 750,000 jobs, averaging 2.6% annual growth Houston PMSA recorded 2.1 million jobs through 2003, more than 29 other states Number of jobs increased by 10,300 in September, the largest September increase since 2000. YTD 24,600 jobs have been added Local unemployment rate - 5.9% vs. 5.1% nationally as of September 2004 Since 1983, the non-energy portion of Houston's economic base has grown at a compound annual rate of 7.2% Historical Chart for Houston In Millions 31,000 new jobs predicted in 2004 Sources: Texas Workforce Commission; Greater Houston Partnership; U of H Institute for Regional Forecasting; Houston Chronicle; Federal Reserve Bank - Houston Branch 1989 1991 1993 1995 1997 1999 2001 2002 2003 1988 2004

Houston's diversified economy 81 Creates 16,000 jobs in region $1.5 billion complex; occupies 1,620 acres Creates $1.2 billion in regional spending Produces more than $885 million in business volume and personal incomes of more than $2 billion Creates 140,000 jobs in region Construction projects worth more than $1 billion currently underway Creates $6 billion in regional spending 22 million square feet; larger than the CBD in Cleveland 10 million additional square feet planned over the next 10 years 43 non-profit institutions 5.4 million patient visits per year MD Anderson - leading cancer center in country according to 7/03 U.S. News and World Report Airport Houston Airport System ranks 4th nationally and 6th worldwide $8 billion economic impact; generates 90,000 jobs $2.8 billion, 5-year capital improvements IAH is one of the fastest growing air cargo distribution hubs in U.S. Port of Houston First in U.S. in foreign tonnage; second in total tonnage; world's sixth largest 6,301 ships called in 2003 Home to $15 billion petrochemical complex; second largest in the world More than 3,500 companies trade more than 180 types of products in 183 countries Sources: Texas Medical Center; Johnson Space Center; Port of Houston; City Department of Aviation Johnson Space Center Home of the world's largest health care complex Space capital of the world Transportation

SOUTHWEST BANK OF TEXAS

Houston – Energy capital of the world

Industry is conservatively managed

- Expectations are that energy prices will be volatile
- 82% of all working rigs are gas-directed
- Upstream energy sector is estimated to account for 31% of Houston's economic base vs. 69% in 1981

Then and Now	1982**	2003**
Total Houston Employment	1,541,000	2,121,400
Houston Energy Employment*	321,000 / 21%	187,100 / 8%
U.S. Rig Count	4,436	1,024
Expected Oil Price	$50-$100/bbl	$25-$30/bbl
Oilfield CEO Mentality	Aggressive	Conservative
Balance Sheet	Leveraged	De-leveraged

Houston has benefited from the energy industry consolidation

- Shell Oil relocated to Houston from New York
- Chevron Chemical and Chevron Pipe Line relocated from San Ramon, CA
- Exxon Mobil Corp established seven of its 11 global business units in Houston
- ConocoPhilips chose Houston as headquarters for their merged companies
- Sonangol, Angola's national oil company, locating U.S. headquarters in Houston
- Total Fina relocated its U.S. headquarters from Dallas
- Halliburton relocated its headquarters from Dallas

* Upstream energy sector
** Reflects year end numbers
Sources: Bureau of Labor Statistics; Baker Hughes, Inc.; Greater Houston Partnership

42

Metroplex economic overview Major inland transportation hub and distribution center DFW Airport fifth busiest in the world Trade and transportation account for 20% Dallas employment; 25% Fort Worth employment Serves as the state's banking and financial services center Represents 42% of the state's information technology employment 19 Fortune 500 companies 85

Metroplex economic outlook Third lowest cost of living among major metropolitan areas Population projected to grow to 5.8 million in 2004, an increase of approximately 1.5% from 2003 Record annual housing starts at 11,867 Forecast to add 44,000 jobs in 2004, an increase of 2.4% Economy driven by telecommunications, distribution and transportation 87

2004 SOUTHWEST BANCORPORATION OF TEXAS, INC (c) 10-25-04